LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the undersigned (the "Reporting Person") hereby makes, constitutes and appoints each of Francis Aaron Henry, Jan Morris and Richard Almeida, for so long as he or she is employed at the Company (as defined below), signing singly, as the Reporting Person's true and lawful attorney-in-fact, with full power of substitution and resubstitution and authority as hereinafter described on behalf of and in the name, place and stead of the Reporting Person to:
(1)	prepare, execute in the Reporting Person's name and on the
Reporting Person's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including
amendments thereto, and any other documents necessary or
appropriate to obtain codes and passwords enabling the
Reporting Person to make electronic filings with the SEC of
reports required by Section 16(a) of the Securities Exchange
Act of 1934 or any rule or regulation of the SEC;
(2)	prepare, execute, acknowledge, deliver and file or submit
Forms 3, 4, 5 and 144 (including any amendments thereto)
with respect to the securities of CoreLogic, Inc., a
Delaware corporation (the "Company"), with the SEC, any
national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the
"Exchange Act") or Rule 144 under the Securities Act of
1933, as amended ("Rule 144");
(3)	seek or obtain, as the Reporting Person's representative and on the Reporting Person's behalf, information on
transactions in the Company's securities from any third
party, including brokers, employee benefit plan
administrators and trustees, and the Reporting Person hereby authorizes any such person to release any such information to the Reporting Person and approves and ratifies any such
release of information; and
(4)	perform any and all other acts which in the discretion of
such attorney-in-fact are necessary or desirable for and on
behalf of the Reporting Person in connection with the
foregoing.
The Reporting Person acknowledges that:
(1)	this Power of Attorney authorizes, but does not require,
such attorney-in-fact to act in his or her discretion on
information provided to such attorney-in-fact without
independent verification of such information;
(2)	any documents prepared and/or executed by such attorney-
in-fact on behalf of the Reporting Person will be in such
form and will contain such information and disclosure as
such attorney-in-fact, in his or her discretion, deems
necessary or desirable;
(3)	neither the Company nor such attorney-in-fact assumes (i)
any liability for the Reporting Person's responsibility
to comply with the requirements of the Exchange Act,
including without limitation the reporting requirements
under Section 16 of the Exchange Act, or Rule 144, (ii)
any liability of the Reporting Person for any failure to
comply with such requirements, or (iii) any obligation or
liability of the Reporting Person for profit disgorgement
under Section 16(b) of the Exchange Act; and
(4)	this Power of Attorney does not relieve the Reporting
Person from responsibility for compliance with the Reporting Person's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.
The Reporting Person hereby gives and grants the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the Reporting Person might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of the Reporting Person, shall lawfully do or cause to be done by virtue of this Power of Attorney.
This Power of Attorney shall remain in full force and effect until revoked by the Reporting Person in a signed writing delivered to such attorney-in-fact.
IN WITNESS WHEREOF, the Reporting Person has caused this Power of Attorney to be executed as of this 10th day of December 2020.

						Name: Barry Sando
						Signature: /s/ Barry Sando